UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 8, 2006
                        (Date of Earliest Event Reported)

                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


            Florida                      000-49810                65-1129207
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: +27(11) 873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective as of May 8, 2006, Centurion Gold Holdings, Inc. (the "Company") announced several changes to the Company's management. Dale Paul has resigned as President, Chief Executive Officer and Chairman and will not retain a seat on the Board. Prof. Raymond Parsons will become the new Chairman. Arthur Johnson, currently a Director, has resigned as Chief Financial Officer and will become President and Chief Executive Officer. He will remain as a Director. Rinus Groeneveld, currently the Company's Secretary, also will become Chief Financial Officer.

      Prof. Parsons, the Company's new Chairman, was Director General of the South African Chamber of Business from 1990 to 2000. He is currently a director of the South African Reserve Bank, the Chairman of Mantek Resources (Pty) Ltd. and he has served on the governing council of the Nelson Mandela Metropolitan University since 2004 ("NMMU"). Prof. Parsons is a past visiting professor of economics at the University of the Witwatersrand (from 2001 to 2003) and has been an extraordinary professor of economics at the University of Pretoria since 2004. He also received an honorary doctorate from NMMU University for his contribution to business in South Africa.

      Rinus Groeneveld, the Company's new Chief Financial Officer, has been the Company's Secretary since December 2005 and is a South African Chartered Accountant. From 1994 to 1995, he was a consultant at Deloitte Consulting, where his primary function is the implementation of zero-based budgeting at various departments of the Gauteng Provincial government. He lectured in Accounting at VISTA University in 1996 and he was a Financial Manager at an engineering firm from 1997 to 1998. From 1999 to 2005, he was a project manager at the Government Employees Pension Fund. His main responsibility included identifying problem areas in systems, processes, people and legislation and proposing and executing solutions.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) None.
(b) None.
(c) None.

(d) Exhibit Number             Description
    --------------             -----------

    99.1                       Press Release, dated May 8, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    CENTURION GOLD HOLDINGS, INC.


                                    By: /s/ Arthur Johnson
                                        ----------------------------------------
                                           Arthur Johnson
                                           President and Chief Executive Officer

May 10, 2006